Exhibit 77Q1(e)(vi)

The Advisory Agreement dated December 14, 2010 between the Registrant, on behalf of Loomis Sayles Absolute Strategies Fund, and Loomis,
 Sayles & Company, L.P. is incorporated by reference to exhibit
 (d)(1)(xii) of post-effective amendment no. 153 to the Registration Statement filed on Form Type 485BPOS on December 14, 2010
 (Accession No. 0001193125-10-279988).